EXCHANGE TRADED CONCEPTS TRUST

Horizons S&P 500® Covered Call ETF
Horizons S&P Financial Select Sector Covered Call ETF
 (the “Funds”)

Supplement dated March 13, 2015 to the Currently Effective
Prospectus and Statement of Additional Information

This supplement provides new and additional information beyond that contained in the currently effective Prospectus and Statement of Additional Information for the Funds and should be read in conjunction with those documents.

On January 15, 2015, Exchange Traded Concepts, LLC (“ETC”), the Funds’ adviser, underwent a change in control as a result of a change in control of its direct controlling shareholder, Yorkville ETF Holdings LLC (the “Transaction”).

Under the Investment Company Act of 1940, the Transaction resulted in the assignment and the automatic termination of the investment advisory agreement between the Trust, on behalf of each Fund, and ETC (the “Prior Advisory Agreement”).  Further, the Funds’ sub-advisory agreement between ETC and the Funds’ sub-adviser, Horizons ETFs Management (USA) LLC (the “Prior Sub-Advisory Agreement” and, together with the Prior Advisory Agreement, the “Prior Agreements”), automatically terminated as a result of the termination of the Prior Advisory Agreement.

In anticipation of the Transaction, at a special meeting of the Board of Trustees (the “Board”) of the Trust held on December 19, 2014, the Board approved an interim investment advisory agreement between the Trust, on behalf of each Fund, and ETC (the “Interim Advisory Agreement”).  At the meeting, the Board also approved an interim sub-advisory agreement between ETC, on behalf of each Fund, and Horizons ETFs Management (USA) LLC (the “Interim Sub-Advisory Agreement” and, together with the Interim Advisory Agreement, the “Interim Agreements”).

The Interim Agreements became effective upon the closing of the Transaction on January 15, 2015 and will remain in effect for no longer than 150 days from that date.  The Transaction has not affected, nor is it expected to affect, the nature or quality of the services provided to the Funds.  With the exception of the differences discussed below, the terms of the Interim Agreements, including the advisory fees payable under the Interim Agreements, are identical to the terms of the Prior Agreements. The Interim Agreements differ from the Prior Agreements in the following key respects:  (a) the term of each Interim Agreement is 150 days or until a new agreement is approved by shareholders, whichever is shorter; (b) they are terminable by the Trust or shareholders on 10 days’ notice;  and (c) with respect to the Interim Advisory Agreement, investment advisory fees earned under that agreement are paid into an escrow account, pending shareholder approval of a new advisory agreement with ETC.

Most recently, at a special meeting of the Board held on January 22, 2015, the Board approved a new investment advisory agreement between the Trust, on behalf of each Fund, and ETC (the “New Advisory Agreement”).  At the meeting, the Board also approved, with respect to each Fund, a new sub-advisory agreement between ETC and Horizons ETFs Management (USA) LLC (the “New Sub-Advisory Agreement” and, together with the New Advisory Agreement, the “New Agreements”).

Before the New Agreements can take effect, shareholders of record must vote to approve the New Agreements.  It is anticipated that the Trust will submit the New Agreements to shareholders for approval at a Special Meeting of Shareholders to be held during the second quarter of 2015. Additional information regarding the Special Meeting of Shareholders, including additional information about the Transaction and the New Agreements, will be provided in the near future.

Please call 1-855-HZN-ETFS for more information.

Please retain this supplement for future reference.

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